As filed with the Securities and Exchange Commission on April 26, 2013
File No. 333-102461
File No. 811-21279

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [x]

Pre-Effective Amendment No.  [  ]

Post-Effective Amendment No. 16 [x]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]

Amendment No. 17  [x]

THE MERGER FUND VL
________________________________________________________________________________
(Exact Name of Registrant as Specified in Charter)

100 Summit Lake Drive
Valhalla, New York 10595

_________________________________________________________________________________
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s Telephone Number, including Area Code:  (914) 741-5600

Roy D. Behren and Michael T. Shannon	Copy to:	Jeremy C. Smith
THE MERGER FUND VL		Ropes & Gray LLP
100 Summit Lake Drive		1211 Avenue of the Americas
Valhalla, New York 10595		New York, New York 10036
_________________________________________________________________________________
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)	[x]	On April 29, 2013 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

[  ]           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Merger Fund VL
 (MERVX)

100 Summit Lake Drive
Valhalla, New York 10595

PROSPECTUS

April 29, 2013

Investment Adviser
Westchester Capital Management, LLC

This Prospectus includes information you should know about the Fund before you invest.  Please read it carefully.

Shares of the Fund are not offered directly to the general public.  The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”).  Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict.  The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.  The Contracts are described in the separate prospectuses issued by the participating insurance companies, as to which the Fund assumes no responsibility.  This Prospectus should be read in conjunction with the prospectus of the Contracts.  This Prospectus is designed to help you make an informed decision about one of the funds that is available to you.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents - Prospectus

Table of Contents - Prospectus
-i-

FUND SUMMARY

Investment Objective:  The Merger Fund VL (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  These figures do not reflect any fees or charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts (“Contracts”).

SHAREHOLDER FEES

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A

Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	N/A

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	N/A

Redemption Fee (as a percentage of amount redeemed)	None

Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%

Distribution and Service (12b-1) Fees	None

Other Expenses	1.29%

Other Expenses consisting of Interest Expense, Borrowing Expense on Securities Sold Short and Dividends on Securities Sold Short	0.52%

Acquired Fund Fees and Expenses (1)	0.04%

Total Annual Fund Operating Expenses Before Expense Reimbursement (2)	3.10%

Fee Waiver and/or Expense Reimbursement (2)	(1.14%)
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	1.96%
(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)
The Adviser has contractually agreed to reimburse expenses of the Fund and/or waive fees due to the Adviser in order to ensure that total Fund operating expenses, excluding brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, on an annual basis do not exceed 1.40% of the Fund’s average daily net assets until April 30, 2014.  The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause the Fund’s operating expenses for that year, excluding brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40%.  This expense limitation agreement may be terminated at any time by the Board of Trustees.

Table of Contents - Prospectus

Example:

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example does not include fees and charges that you may be assessed under your separate Contracts.  If these fees and charges were included, your costs would be higher.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of those periods or do not redeem your shares.  The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$199	$850	$1,526	$3,332

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance.  During the fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 268.78% of the average value of its portfolio.

Principal Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its total assets principally in equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  Because Westchester Capital Management, LLC (the “Adviser”) seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has low correlation with the performance of stock markets.

In conjunction with investment in an acquisition target or other investment, the Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.  The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

Table of Contents - Prospectus

Principal Risks: You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance, including the following:

Merger and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Hedging Transactions – The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios may have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.  The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Derivatives Risk – Financial derivatives, such as options, swaps and futures contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect of the performance of these instruments on the Fund and may produce significant losses.

Foreign Investing – Investments in foreign countries may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  Such investments are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that may have the effect of decreasing the value of foreign securities.  Foreign investments may be subject to foreign withholding taxes.  Also, foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Table of Contents - Prospectus

Debt Securities Risk – Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Leveraging Risk – The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will cause the value of the Fund’s shares to be more volatile.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Short Selling Risk – If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  The Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities.

Market Risk – Investment markets can be volatile. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if markets perform poorly.

Annual Total Return:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  The bar chart shows changes in the Fund’s performance from year to year since its inception.  The table following the bar chart shows how the Fund’s average annual returns for 1 year, 5 years and the life of the Fund compared with those of the S&P 500 Index, a broad measure of market performance.

Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser.  Messrs. Behren and Shannon, the Fund’s current portfolio managers, assumed portfolio management duties for the Fund in January 2007.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.mergerfund.com/vl.html.

Table of Contents - Prospectus

During the period shown in the above chart, the highest quarterly return was 5.75% (for the quarter ended March 31, 2006) and the lowest quarterly return was (5.60)% (for the quarter ended September 30, 2011).  The above chart does not reflect fees and expenses incurred under Contracts; if they were reflected, the returns in this chart would be lower.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception (5/26/04)
Return Before Taxes	2.52%	4.79%	6.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.06%

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007.  Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President and Treasurer of the Fund and Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President of the Fund.

Purchase and Sale of Fund Shares:  Currently, shares of the Fund are not sold to the general public.  Fund shares are offered for purchase by separate accounts to serve as an investment medium for Contracts issued by participating insurance companies.  Investors in the Contracts should consult their Contract prospectus for additional information.  The price at which a purchase or redemption is effected is based on the next calculation of net asset value (NAV) after an order for purchase or redemption is received in good order by the Fund.  The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940 (the “1940 Act”), for any period during which the New York Stock Exchange (“NYSE”) is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or during which the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  The redemption price may be more or less than the shareholder’s cost .

Table of Contents - Prospectus

Tax Information:  The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the Fund through the separate accounts that fund the Contracts.  If you are a holder of a Contract, these distributions may not be taxable to you.  Please consult the prospectus for your Contract or the participating insurance company that issued your Contract for information regarding the taxation of your investment.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

PRINCIPAL INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval.  Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.  There is no guarantee that the Fund will achieve its investment objective.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations (“merger-arbitrage investments”).  The Fund will not change this policy without providing shareholders with 60 days’ advance written notice.  The Fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger arbitrage strategy or otherwise.  See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  Because the Adviser seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the merger-arbitrage strategy is designed to provide performance that has relatively low correlation with the performance of stock markets.

Table of Contents - Prospectus

The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund may sell call options of any kind, including, for example, deep in-the-money call options and naked call options.  The Fund may sell call options for any purpose, including as part of a strategy to minimize the Fund’s trading costs and/or market impact.  The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

As part of its merger arbitrage strategy, the Fund may engage in various transactions involving put and call options.  For hedging purposes, for example, the Fund may purchase put options or sell (“write”) call options.  A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.  The market price of a put option will normally vary inversely with the market price of the underlying security.  A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration.  The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the Fund’s 80% policy described above.

The Fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities.  When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.

The Fund may invest in other investment companies, including exchange-traded funds (ETFs).  Those investments may be made for the purpose of gaining long or short market exposure or managing the Fund’s cash position.  The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  While some periods will be more conducive to a merger-arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return with relatively low volatility, even in flat or down markets.

In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies consistent with its investment objective.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

Table of Contents - Prospectus

In making merger arbitrage investments for the Fund, the Adviser is guided by the following general principles:  (1) securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time; (2) before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion; (3) in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction; (4) the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and (5) the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of risk/reward ratio is no longer favorable.

The Fund may engage in active trading and may invest a portion of its assets to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs.  Portfolio securities may be sold at any time. For example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.

The Fund may also invest in various types of corporate debt obligations as part of its merger-arbitrage strategy or otherwise.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.  As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.

Except as otherwise stated, the Fund’s investment objective and policies are not fundamental and may be changed without obtaining approval of the Fund’s shareholders or prior notice.

PRINCIPAL RISKS

The Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

The Fund is not intended to provide a balanced investment program.  The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk.  Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals.

Table of Contents - Prospectus

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are the following:

Merger and Event-Driven Risk

A principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or to fail to achieve a desired rate of return and losses may be realized.  If the Adviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, the Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Adviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

If, in a transaction in which the Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, the Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.

In the past, the SEC has adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and has adopted rules requiring monthly public disclosure. In addition, other jurisdictions in which the Adviser may trade have adopted reporting rules for short sales and short positions. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategies for the Fund. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engaged in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Adviser unable to execute its investment strategy. The SEC has recently adopted restrictions on the short sales of securities that fall more than a certain amount in a given day (referred to as the “circuit breaker” or “modified uptick” rule). Such events and these and other restrictions on the Adviser’s ability to engage in short sales could make the Adviser unable to execute its investment strategy and cause losses to the Fund.

Table of Contents - Prospectus

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to recent market events. Bans on short selling may make it impossible for the Adviser to execute certain investment strategies on behalf of the Fund and may have a material adverse effect on its ability to achieve its investment objective and generate returns.

The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations.  Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss.  A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval or failure to get regulatory approval.  The Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally.  Accordingly, the Fund may underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Hedging Transactions

The Adviser may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Adviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated.  There is no assurance that any such hedging techniques will employed by the Adviser on behalf of the Fund or that any of those employed will be successful.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s judgments about the likelihood of a particular outcome may prove to be inaccurate and may not produce the desired results.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Table of Contents - Prospectus

Portfolio Turnover Risk

The frequency of the Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders.  Higher costs associated with increased portfolio turnover reduce the Fund’s performance.

Derivatives Risk

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Foreign Investing

Investing in foreign companies or investment companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Debt Securities Risk

Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Table of Contents - Prospectus

Leveraging Risk

The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions or investing in leveraged ETFs, will magnify the Fund’s gains or losses.  The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Non-Diversification Risk

A Fund that is a non-diversified investment company means that more of the Fund’s assets may be invested in the securities of a single issuer or a smaller number of issuers than a diversified investment company.  This may make the value of the Fund’s shares more volatile and susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Short Selling Risk

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and will have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  These aspects of short selling increase the costs to the Fund and will reduce its rate of return.  Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Market Risk

Investment markets can be volatile.  The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”).  Currently, disclosure of the Fund’s portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the Fund’s quarterly holdings report on Form N-Q.  The SAI and Form N-Q may be accessed, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov.

Table of Contents - Prospectus

INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been the Fund’s investment adviser since 2011. Prior to 2011, the Fund was managed by the Adviser’s predecessor, Westchester Capital Management, Inc.

The Adviser and its affiliate had approximately $4.7 billion in assets under management as of December 31, 2012.  The Adviser and its affiliate manage merger-arbitrage programs for other institutional investors, including a sub-fund of a UCITS fund, other registered open-end investment companies and other investment pools.  Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s securities portfolio.

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s securities portfolio, subject to the oversight of the Board of Trustees. Under the Advisory Agreement between the Fund and the Adviser, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

Fund	Annual Management Fee (as a Percentage of the Fund’s Average Daily Net Asset Value)
The Merger Fund VL	1.25%

The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to either reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund so that the total Annual Fund Operating Expenses do not exceed 1.40% of the Fund’s average daily net assets.    The Agreement permits the Adviser to recapture amounts that it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause the Fund’s operating expenses for that year, excluding brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40%.  The Fund paid the Adviser an advisory fee of 0.11% of the Fund’s average daily net assets for the most recent fiscal period (after giving effect to the fee waiver/reimbursement by the Adviser).

Portfolio Managers

Mr. Roy Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President and Treasurer of the Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.

Table of Contents - Prospectus

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

DISTRIBUTION, PURCHASE AND REDEMPTION PRICE

Currently, shares of the Fund are not sold to the general public.  Fund shares are offered for purchase by separate accounts to serve as an investment medium for Contracts issued by participating insurance companies. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract who may select Fund shares to fund his or her investment in the Contract or to the participating insurance company as the holder of Fund shares through one or more separate accounts.

Purchase and redemption orders are placed only by participating insurance companies. The participating insurance companies that issued the Contracts are responsible for investing in the Fund according to the investment options chosen by the investors in the Contracts.  Investors in the Contracts should consult their Contract prospectus for additional information.

The price at which a purchase or redemption is effected is based on the next calculation of NAV after an order for purchase or redemption is received by the Fund in good order.  All purchases received in good order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) will be processed on that same day.  Purchases received after the close of trading on the NYSE will receive the next business day’s NAV per share.  The redemption price may be more or less than the shareholder’s cost.

All redemption requests will be processed and payment with respect thereto normally will be made within seven days after receipt by the Fund.  The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or during which the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.

The Board of Trustees has adopted policies and procedures applicable to the separate accounts with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages abusive short-term trading that may disrupt the efficient management of the Fund’s portfolio and materially increase trading costs or taxable distributions to long-term shareholders of the Fund.  While the Fund makes efforts (directly and with the assistance of its service providers) to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and does not always have the information necessary to monitor for abusive short-term trading by shareholders, including, when trading may be placed through financial intermediaries or by the use of group or omnibus accounts maintained by those intermediaries.  The Fund’s policies and procedures are separate from, and in addition to, any policies and procedures applicable to Contract transactions.

Table of Contents - Prospectus

The Board recognizes that the Fund must rely on the insurance company to both monitor frequent purchases and redemptions and attempt to prevent it through its own policies and procedures with respect to the Contracts.  Purchase and redemption transactions submitted to the Fund by insurance company separate accounts reflect the transactions of multiple variable product owners whose individual transactions are not disclosed to the Fund.  In situations in which the Fund becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of its market timing policies and procedures.   However, there is no assurance that the insurance company will investigate or stop any activity that proves to be inappropriate.  There is a risk that the Fund’s and insurance company’s policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading.  Whether or not the Fund or the insurance company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

NET ASSET VALUE

The net asset value per share of the Fund will be determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open for business.  The Fund’s net asset value will be calculated by determining the aggregate value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding.  On holidays or other days when the NYSE is closed, the net asset value is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the values of the Fund’s assets may be affected, including if the Fund holds foreign securities that trade on foreign markets that are open.    In order for your purchase order to be processed at the Fund’s net asset value determined on a business day, the Fund (or an authorized financial intermediary) must receive your redemption request in good order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time).  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s net asset value determined on that business day.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security.  Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board of Trustees.  Exchange-traded options are typically valued at the higher of intrinsic value or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of intrinsic value and the mean of the bid and asked prices.  Investments in open-end investment companies are typically valued at their reported net asset values.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, the Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Fund’s Adviser acting pursuant to procedures adopted by the Board of Trustees.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Table of Contents - Prospectus

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute substantially all of its net investment income and net capital gains once each year.  All dividends and distributions will be automatically reinvested in the Fund unless otherwise requested by the participating insurance company issuing the Contract.

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund by an insurance company separate account funding a Contract. The discussion is based on the assumption that Fund shares will be respected as owned by the insurance company separate accounts that invest in the Fund.  If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions and on the proceeds of any redemption of Fund shares.  Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you.

The Fund has elected and intends to qualify each year as a “regulated investment company” under the Code.  By so qualifying, the Fund will generally not be subject to federal income tax to the extent that it distributes its net investment income and net realized capital gains to its shareholders at least annually.  Further, the Fund intends to meet certain diversification requirements applicable to regulated investment companies underlying variable life insurance and variable annuity contracts.  If the Fund were to fail to meet such diversification requirements, income with respect to Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Contracts and income for prior periods with respect to such Contracts also could be taxable, most likely in the year of the failure to achieve the required diversification.  Other adverse tax consequences could also ensue.

Because the shareholders of the Fund are the separate accounts of the participating insurance companies, no discussion is included here as to tax consequences to other types of shareholders. Further, this discussion is not intended as a discussion of the federal income tax consequences of purchasing and owning Contracts.    For information concerning the federal income tax consequences to the owners of Contracts, see the separate prospectus for such Contracts and consult a tax advisor.

OTHER INFORMATION

Investing Through a Variable Insurance Contract.  Shares of the Fund are typically sold to separate accounts of insurance companies to fund the benefits under Contracts. Please see the Contract prospectus for a detailed explanation of your Contract.  The Fund, the Adviser and their affiliates may make payments to sponsoring insurance companies (or their affiliates) for distribution and/or other services related to the Fund. The benefits to the insurance companies of offering the Fund over other portfolios and these payments may be factors that the insurance companies consider in including the Fund as an underlying investment option in the Contracts and may create a conflict of interest.  The prospectus for your Contract may contain additional information about these payments.

The Fund’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the Adviser. The Fund offered through this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Fund, different fees and expenses, and different asset sizes.

Table of Contents - Prospectus

Understanding the Information Presented in this Prospectus.  Performance results shown in this Prospectus may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Fund’s most recently completed fiscal year, expressed as a percentage of the Fund’s average daily net assets over that period. Because the Fund’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Fund’s current asset size.  The Fund’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Fund’s annual operating expenses will increase as the Fund’s assets decrease.

MIXED AND SHARED FUNDING

The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) or MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company).  However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”).  This allows the Fund to sell shares to other separate accounts funding Contracts and certain other permitted parties (the “Insurance Companies”).  The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors.  Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict.  The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.  Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Table of Contents - Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The total returns in the table do not include fees and charges that you may be assessed under your separate Contracts at either the separate account or Contract level.  If these fees and charges were included, the Fund’s total returns would be lower.  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	Year Ended December 31,

Per Share Data:	2012		2011		2010(1)	2009(1)		2008(1)

Net Asset Value, beginning of year	$10.44		$11.03		$10.70	$9.88		$9.96

Income from investment operations:

Net investment income (loss)	(0.04	)(2)	(0.13	)(2)	0.02 (3)	(0.35	)(3)	(0.13	)(4)

Net realized and unrealized gain on investments	0.30		0.23		0.54	1.53		0.50

Total from investment operations	0.26		0.10		0.56	1.18		0.37

Less distributions:

Distributions from investment income	--		--		--	(0.35)		--

Distributions from net realized gains	(0.16)		(0.69)		(0.23)	(0.01)		(0.45)

Total distributions	(0.16)		(0.69)		(0.23)	(0.36)		(0.45)

Net Asset Value, end of year	$10.54		$10.44		$11.03	$10.70		$9.88

Total Return	2.52%		0.87%		5.30%	11.80%		3.79	%(5)

Supplemental data and ratios:

Net Assets, end of year (000’s)	$14,384		$14,326		$14,817	$9,710		$4,898

Ratio of operating expenses to average net assets	1.92%		2.19%		3.16%	4.28%		2.98%

Ratio of interest expense, dividends on short positions and borrowing expense on securities sold short to average net assets	0.52%		0.79%		1.76%	2.88%		1.58%

Ratio of operating expenses to average net assets excluding interest expense, dividends on short positions and borrowing expense on securities sold short:

Before expense waiver	2.54%		2.65%		3.50%	4.94%		6.27%

After expense waiver	1.40%		1.40%		1.40%	1.40%		1.40%

Ratio of net investment loss to average net assets:

Before expense waiver	(1.57)%		(2.44)%		(4.29)%	(5.69)%		(6.28)%

After expense waiver	(0.43)%		(1.19)%		(2.19)%	(2.15)%		(1.41)%

Portfolio turnover rate(6)	268.78%		272.58%		187.18%	373.07%		743.72%

Table of Contents - Prospectus

(1)	Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding throughout the year.
(3)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(4)	Net investment income (loss) per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(5)	The return would have been 3.06% without the expense credit from the service provider.
(6)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.

Further information regarding the Fund’s performance is contained in the Fund’s Annual Report, a copy of which may be obtained without charge.

Table of Contents - Prospectus

PRIVACY POLICY

We collect the following non-public personal information about you:

●           Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●           Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties by your financial intermediary.

Table of Contents - Prospectus

THE MERGER FUND VL

PROSPECTUS

APRIL 29, 2013

For investors who want more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports. Annual reports and semi-annual reports, which contain additional information about the Fund’s investments, and quarterly performance updates, will also be made available to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information. Additional information about the Fund is available in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus.

The Fund’s annual and semi-annual reports and SAI are available, without charge, and other information about the Fund can be requested and shareholder inquiries can be made, by contacting your investment professional or the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or (800) 343-8959.  Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202-5207.  Because Fund shares are only offered through participating insurance companies, the Fund does not make its annual and semi-annual reports and SAI available on a website.

You can also review the Fund’s reports and SAI at the SEC’s Public Reference Room.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090.  Text-only copies can be obtained from the SEC for a fee by writing to the SEC’s Public Reference Room, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.  Copies also can be obtained for free from the SEC’s website at www.sec.gov.  The Fund’s annual and semi-annual reports may also be obtained at the Fund’s website (www.mergerfund.com/vl.html).

Table of Contents - Prospectus

Investment Company Act File No.  811-21279

Table of Contents - Prospectus

The Merger Fund VL
100 Summit Lake Drive
Valhalla, New York 10595

(Ticker Symbol MERVX)

A no-load, open-end, non-diversified investment company which seeks capital growth by engaging in merger arbitrage.
STATEMENT OF ADDITIONAL INFORMATION April 29, 2013

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund VL dated April 29, 2013, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”). Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees monitors events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Shares of the Fund are not offered to the general public.

The Fund’s financial statements, including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated by reference into this Statement of Additional Information from the Fund’s Annual Report dated December 31, 2012, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

Table of Contents - SAI

Table of Contents - SAI
i

Table of Contents - SAI
ii

INVESTMENT OBJECTIVES AND POLICIES

(See “PRINCIPAL INVESTMENT
POLICIES” in The Fund’s prospectus.)

The Merger Fund VL (the “Fund”) is a no-load, open-end, non-diversified, registered management investment company, organized as a Delaware statutory trust on November 22, 2002, that seeks to achieve capital growth by engaging in merger arbitrage. The Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders. The Fund’s investment adviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser”).

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

Merger Arbitrage.

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.  The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If the Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Table of Contents - SAI
1

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to market-related losses.

Equity Securities

The Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Table of Contents - SAI

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights may be illiquid. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxes on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce its yield.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case the Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value (“NAV”) at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Table of Contents - SAI

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through the Fund’s brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Fund’s custodial network, and, to the extent deemed appropriate by the Fund under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Table of Contents - SAI

Custodial services are often more expensive and other investment-related costs may be higher in emerging countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Investments in Debt Obligations.

As part of its merger-arbitrage strategy, the Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Securities”) issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. The Fund may also invest in other Debt Securities, subject only to the requirement that, under normal market conditions, at least 80% of the Fund’s assets will be invested in merger-arbitrage situations. Some or all of these Debt Securities may carry non-investment-grade credit ratings.

Debt Securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market value of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

Table of Contents - SAI

The Fund may invest in Debt Securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s or below BBB-/A-2 by S&P for a particular security, or securities unrated by Moody’s or S&P that are determined by the Adviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Adviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

See “Appendix A – Description of Moody’s and S&P’s Securities Ratings” for more information on securities ratings.

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short.  Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

Table of Contents - SAI

When the Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The Fund may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Derivatives

 The Fund may invest in derivatives, which are financial contracts whose values depend on, or are derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Table of Contents - SAI

Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s NAV. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear.  New regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.  Options transactions involve special risks.  Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for the Fund to close out an option position prior to expiration at a favorable price.  The lack of a liquid secondary market may also make it difficult to effect closing option transactions.  In addition, option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Table of Contents - SAI

Over-the-Counter Option Transactions.

As part of its merger-arbitrage strategy, the Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case the Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that the Fund will be able to liquidate an OTC contract at any time prior to expiration.

In the event of insolvency of the counterparty, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

Table of Contents - SAI

An OTC option may be closed out only with the counterparty.  Although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty, the exposure to counterparty risk would not be eliminated.

The Fund’s ability to engage in options and other transactions may be limited by tax considerations.

Uncovered Option Transactions.

As one of its hedging strategies, the Fund may sell uncovered, or “naked,” options. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. The Fund may sell uncovered call options as an alternative to selling short the acquirer’s shares in a stock-for-stock merger. The Fund may sell uncovered put options as an alternative to selling covered call options.

The risks associated with selling uncovered call options and uncovered put options include some of those associated with selling short the acquirer’s securities in a stock-for-stock merger, including the possibility that should the merger fail to be completed, the Fund may be required to purchase the underlying security in the open market at a price substantially above the strike price of the option.

Swap Contracts

The Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.

Table of Contents - SAI

The Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

The Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate (including asset-backed security) or sovereign issuer of fixed income securities. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Table of Contents - SAI

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Equity Swap Contracts.

The Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Table of Contents - SAI

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Credit Default Swap Contracts.

The Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation. The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations. The Fund may purchase credit protection on the referenced entity of the credit default swap.

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss. The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations.

When the Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Investments in New Issues

The Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price.

Borrowing

The Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes.  When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.  When the Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased.  The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.  Fluctuations in the market value of the Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Table of Contents - SAI

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Temporary Defensive Positions

At times the Adviser may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Adviser then may take temporary defensive positions that are mainly designed to limit losses, such as investing some or all of the fund’s assets in cash and cash equivalents. However, the Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions.  These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

NON-DIVERSIFICATION

The Fund is a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore is not required to satisfy the requirements for diversified funds set forth therein.  A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.  That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities or to the effect of a single economic, political or regulatory occurrence.  Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

Table of Contents - SAI

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of: (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

These investment restrictions provide that:

(1)           The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2)           The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured.

(3)           The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)           The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities.

(5)           The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

(6)           The Fund may not purchase or sell commodities or commodity contracts.

(7)           The Fund will not make loans if, as a result, more than 331/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities.

Table of Contents - SAI

Although the Fund may lend its securities, the Board of Trustees may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.  When the Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, the Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

The following investment restrictions have been adopted by the Fund as non-fundamental policies. Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund. Under the non-fundamental investment restrictions:

(1)           The Fund will not invest more than 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the Fund.

Table of Contents - SAI

(2)           The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act and the rules and regulations thereunder.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Adviser and the Fund maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio-holdings disclosure policies have been approved by the Board of Trustees (the “Board”) of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund VL c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

The Fund generally makes available to its investors, within 2 weeks of the end of each quarter, a quarterly statistical summary of the Fund’s portfolio holdings.

From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Fund. The Fund believes these third parties have legitimate objectives in requesting such portfolio-holdings information. To prevent such parties from potentially misusing portfolio-holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days. In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings based on the non-public portfolio holdings information and (ii) the recipient will not provide access to this information to third parties except for the Fund’s service providers or agents who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.

In addition, the Fund’s service providers, such as its custodian, fund administrator, fund accounting, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Fund.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser. The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Fund and its shareholders. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.

Table of Contents - SAI

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Fund’s prospectus.)

Investment Adviser and Advisory Contract

Mr. Roy Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio. Each of Messrs. Behren and Shannon is a principal of a limited liability company that controls the Adviser.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President and Treasurer of the Fund. Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

The Fund’s investment advisory contract with the Adviser (the “Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) clerical salaries; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers’ commissions and other costs in connection with the purchase or sale of securities; (iv) legal, auditing, or accounting expenses; (v) interest and taxes or governmental fees; (vi) the fees and expenses of the transfer agent and administrator of the Fund; (vii) the cost of preparing share certificates or any other expenses, of issue, sale, underwriting, distribution, redemption, or repurchase of shares of the Fund; (viii) the expenses of and fees for “non-interested persons” of the Fund or the Adviser within the meaning of the 1940 Act; (x) the cost of preparing and distributing reports and notices to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations thereof; (xii) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiii) expenses for servicing shareholders accounts; (xiv) insurance premiums for fidelity and other coverage; (xv) expenses of computing the net asset value of the shares of the Fund; (xvi) such nonrecurring expenses as may arise, including actions, suits or proceedings to which the Fund may be a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect to liabilities which they may incur in their capacity as such; and (xvii) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act.  The Advisory Contract provides that the Fund shall indemnify and hold harmless the Adviser and the trustees, shareholders, officers, managers, members and employees of the Adviser (any such person an “Indemnified Party”) against any loss, liability, claim, damage or expense arising out of such Indemnified Party’s performance or non-performance of any duties under the Advisory Contract except that nothing in the Advisory Contract shall be deemed to protect any Indemnified Party Against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in, or reckless disregard of, the performance of duties under the Advisory Contract.

Table of Contents - SAI

Except as described below, the Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.25% of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed until April 30, 2014 to either reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund so that the total Annual Fund Operating Expenses do not exceed 1.40% of the Fund’s average daily net assets.  The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause Fund operating expenses for that year, excluding brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40%.

The Advisory Contract will continue in effect from year-to-year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment. A discussion regarding the Board of Trustees’ basis for approving the Advisory Contract will be available in the semi-annual report to Fund shareholders for the fiscal period ended June 30, 2013.

Fiscal Year Ended December 31,	Gross Advisory Fees	Fees Waived/Expenses Paid or Expenses Reimbursed/(Recouped)	Net Advisory Fees Paid
2012	$176,795	$161,469	$15,326
2011	$184,501	$185,038	($537)
2010	$138,780	$232,770	($93,990)

Table of Contents - SAI

NOTICE

The Adviser has claimed an exemption from registration as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA.  Accordingly, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Other Service Providers

The Fund and the Adviser have entered into administrative service agreements with Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) and MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company) (“MetLife”), Hartford Life Insurance Company (“Hartford”), Jefferson National Life Insurance Company (“Jefferson”), AGL Life Assurance Company (“AGL”) and New York Life Insurance and Annuity Corporation (“NYLIAC” and collectively with MetLife, Hartford, Jefferson and AGL, the “Insurance Companies”). Under the terms of the agreements, the Insurance Companies are required to provide various shareholder services to the Fund, including the provision of certain shareholder communications and the facilitation of completing application forms and selecting account options for the benefit of certain owners of variable life insurance contracts and variable annuity contracts issued by the Insurance Companies in connection with such owners’ indirect investment in the Fund. Payments are made monthly by the Fund at the annual rate of 0.25% to MetLife, 0.40% to Hartford, 0.25% to Jefferson, 0.00% to AGL and 0.25% to NYLIAC of the Fund’s average daily net assets attributable to shares of the Fund beneficially owned by owners of the variable life and variable annuity policies offered through certain separate accounts of the respective Insurance Companies.

Table of Contents - SAI

The Fund incurred total expenses of $21,064, $18,332 and $11,466 during the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively, under its agreements with its service providers. For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund paid $8,586, $8,274 and $9,541, respectively, in expenses under the agreement with MetLife. For the fiscal years ended December 31, 2012, December 31, 2011, December 31, 2010, the Fund did not pay any expenses under the agreement with Hartford. For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund paid $12,478, $10,058 and $1,925, respectively, in expenses under the agreement with Jefferson. For the fiscal years ended December 31, 2012, December 31, 2011, and December 31, 2010, the Fund did not pay any expenses under the agreement with AGL. For the fiscal years ended December 31, 2012 and December 31, 2011, the Fund did not pay any expenses under the agreement with NYLIAC.

MANAGEMENT

Trustees and Officers

The management and affairs of the Fund are supervised by the Board of Trustees of the Fund. The Board consists of four individuals, three of whom are not “interested persons” of the Fund as that term is defined in the 1940 Act (the “non-interested Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their ages are listed below with their addresses, present positions with the Fund, term of office and length of time served with the Fund, principal occupations over at least the last five years and other directorships held.

Table of Contents - SAI

Non-Interested Trustees

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

Michael J. Downey, 69 (1) c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Trustee	Indefinite; since inception in 2002	Private investor. Consultant and independent financial adviser since July 1993	2	Chairman and Director of The Asia Pacific Fund, Inc. Director of AllianceBernstein core mutual fund group

James P. Logan, III, 76 c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Trustee	Indefinite; since inception in 2002	Chairman of J.P. Logan & Company since January 1980.	2	None

Barry Hamerling, 66 c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Trustee	Indefinite; since 2007	Managing Partner of Premium Ice Cream of America since 1995. Managing Partner of B&J Freeport since 1990. Managing Partner of Let-US Creations from 1999 to 2011.	2	Trustee of AXA Premier VIP Trust

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

Michael T. Shannon, 46* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Co-President and Trustee	Indefinite; since 2011	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 to 2010.	1	None

Table of Contents - SAI

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

Roy Behren, 51 Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Co-President	One-year terms; since 2011
Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 until 2010. Research analyst for Westchester Capital Management, Inc. from 1994 until 2010. Chief Compliance Officer of the Fund and Westchester Capital Management, Inc. from 2004 to 2010.
				N/A	N/A

Bruce Rubin, 53 Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	One-year terms; since 2010
Chief Operating Officer of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Chief Operating Officer of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2010 to 2010. Chief Operating Officer of Seneca Capital from 2005 to 2010.
				N/A	N/A

Abraham Cary Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 37	Secretary	One-year term; since 2012	Head of Trading of Westchester Capital Management, LLC, the Fund’s Adviser since 2011. Head of Trading of Westchester Capital Management, Inc., the Fund’s previous adviser from 2002 to 2010.	N/A	N/A

*      Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser.  Mr. Shannon is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because he is an officer of the Fund.

**   The fund complex consists of the Fund and The Merger Fund.

(1)    Michael J. Downey will no longer be a Trustee of the Fund effective April 30, 2013.

Table of Contents - SAI

LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board of Trustees currently is comprised of four Trustees, three of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”).  Michael T. Shannon, Co-President of the Fund, acts as Chairman of the Board and is an “interested person” (as that term is defined in the 1940 Act) of the Fund. The Chairman presides at all meetings of the Board.

The Board has appointed Barry Hamerling, Chairman of the Fund’s Audit Committee, to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Fund’s other Independent Trustees and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings. The Fund believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management. The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities and its use as an investment vehicle in connection with the Contracts.

The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management. The Board has access to counsel for the Fund and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board has established an Audit Committee and a Nominating and Compensation Committee to assist the Board in performing its oversight responsibilities.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its shareholders. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Table of Contents - SAI

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. Mr. Shannon has experience as a portfolio manager of the Fund and two other funds advised by the Adviser; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex, as director of a number of other funds and as Chairman of a closed-end fund; Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations; and Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards.

The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills. The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Fund are as follows:

The Chairman of the Board, Michael T. Shannon, joined Westchester, the Fund’s previous investment adviser, in 1996. After college, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager. Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

Michael J. Downey has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund since 1995. Currently a private investor, Mr. Downey has significant investment experience. In 2003, Mr. Downey was appointed as an independent consultant to Bear Stearns, Inc., an investment banking and securities brokerage firm, and was responsible for the procurement of independent research according to a 2003 settlement agreement between the SEC, NASD (now FINRA), New York Stock Exchange, and ten of the largest United States investment firms to address issues of conflicts of interest within their businesses. He was Managing Partner of Lexington Capital Investments, a private investment advisory firm, from 1997 to 2003, and has been a consultant and independent financial adviser since 1993. From 1968 to 1993, Mr. Downey was employed at Prudential Securities, Inc., an investment firm, in various roles, most recently as chairman and CEO of Prudential Mutual Fund Management. Mr. Downey currently is Chairman and Director of The Asia Pacific Fund, Inc. and a Director of AllianceBernstein core mutual fund group. Formerly, Mr. Downey served as a director of Prospect Acquisition Corp. and a director of Value Asset Management LLC. Mr. Downey received an M.B.A. from Syracuse University and a B.A. in economics from Le Moyne College.  Mr. Downey will no longer be a Trustee of the Fund effective April 30, 2013.

James P. Logan, III has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund since 1989. Mr. Logan has been Chairman of J.P. Logan & Company, an executive search consulting firm, since 1979. J.P. Logan & Company has been focused exclusively on the private equity business since 1980. He has been involved with aiding private equity firms in the staffing of businesses that they own or control or are contemplating owning or controlling. In 1993 he was instrumental in forming Value Asset Management, a company formed to buy asset management companies. Value Asset Management was financed by Onex Holdings, a Canadian and New York based private equity firm. Mr. Logan supplied the CEO and two key directors for Value Asset Management, and was the finder for their first acquisition of an asset management company. Mr. Logan spent 13 years in the investment banking business from 1960 to 1973 as Managing Director, Investment Banking and General Management, of White, Weld & Co. (which was purchased by Merrill Lynch & Co., Inc. in 1978). Mr. Logan received a B.A. degree from Rutgers University.

Table of Contents - SAI

Barry Hamerling, Lead Independent Trustee and Chairman of the Audit Committee, has been an Independent Trustee of the Fund since 2007 and an Independent Trustee of The Merger Fund since 2007. He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011. From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies. Mr. Hamerling is a Trustee of AXA Premier VIP Trust. He is also Chairman of the Ayco Charitable Foundation, a donor-advised fund. He was formerly a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University. Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

The Board annually performs a self-assessment on the current members, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

The Board has adopted a mandatory retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75. Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31. In the case of Mr. Logan, the Board granted an extension until December 31, 2013.

RISK OVERSIGHT

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. A principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized. Other risks to the Fund include those related to non-diversification, high portfolio turnover, short sales, put and call options, borrowing and corporate debt obligations as well as risks related to investments in foreign securities. The Board, and particularly the Lead Independent Trustee, has substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks.

Table of Contents - SAI

The Board requires the Adviser and the Chief Compliance Officer of the Fund to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management. The Audit Committee also receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer to discuss issues related to Fund compliance. On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report. These annual reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Fund or its service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments. The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis. The Lead Independent Trustee periodically meets with representatives of the Fund’s service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide direction with respect thereto.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to procedures adopted by the Board of Trustees and subject to oversight by the Board of Trustees. The Adviser includes any fair-value pricing of securities in a written report to the Board of Trustees for their consideration and approval on a quarterly basis.

BOARD COMMITTEES

The Board of Trustees has two standing committees as described below:

1.
Audit Committee. The Audit Committee is responsible for: (a) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee meets at least once annually. The Audit Committee held two meetings in the last fiscal year. All of the non-interested Trustees— Michael J. Downey, James P. Logan, III and Barry Hamerling—comprise the Audit Committee.

Table of Contents - SAI

2.
Nominating and Compensation Committee. The purposes of the Nominating and Compensation Committee are to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders; set any necessary standards or qualifications for service on the Board and set the fees of the Independent Trustees. The Nominating and Compensation Committee will consider, among other sources, nominees recommended by shareholders. Shareholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President. The Nominating and Compensation Committee did not meet in the last fiscal year. All of the non-interested Trustees— Michael J. Downey, James P. Logan, III and Barry Hamerling—comprise the Nominating and Compensation Committee.

Remuneration

Management considers that Messrs. Downey, Logan and Hamerling are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. The fees of the non-interested Trustees ($2,000 per year), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. For the fiscal year ended December 31, 2012, the Fund paid the following in Trustees’ fees:

Table of Contents - SAI

COMPENSATION TABLE
(for the fiscal year ended December 31, 2012)*

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*

Michael T. Shannon	$0	$0	$0	$0
Michael J. Downey**	$2,000	$0	$0	$58,000
James P. Logan, III	$2,000	$0	$0	$58,000
Barry Hamerling	$2,000	$0	$0	$63,000

* The fund complex consists of the Fund and The Merger Fund.
** Michael J. Downey will no longer be a Trustee of the Fund effective April 30, 2013.

As of April 1, 2013, the Trustees and officers of the Fund did not own any of the Fund’s outstanding shares.  Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Fund and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code”).  The Fund’s Trustees and officers and employees of the Adviser are permitted to engage in personal securities transactions, including in securities that may be purchased or held by the Fund, subject to the restrictions and procedures contained in the Code, which has been approved by the Board of Trustees in accordance with standards set forth under the 1940 Act.  The Codes of Ethics is filed as an exhibit to the Fund’s Registration Statement and is available to the public.  The code of ethics is also available at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Trustee Equity Ownership as of December 31, 2012

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

Michael T. Shannon	None	Over $100,000
Michael J. Downey(2)	None	$10,001-$50,000
James P. Logan, III(3)	None	$1-$10,000
Barry Hamerling	None	Over $100,000

(1)  Includes shares of The Merger Fund.

(2)Michael J. Downey will no longer be a Trustee of the Fund effective April 30, 2013.

(3)   Mr. Logan disclaims beneficial ownership of his wife’s shares.

Table of Contents - SAI

Proxy and Corporate-Action Voting Policies and Procedures

The Fund has adopted Proxy and Corporate-Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Fund. The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Fund. The Adviser’s primary consideration in voting proxies is the best interest of the Fund. Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines. The proxy-voting guidelines describe the Adviser’s general position on proposals. The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved. The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Fund. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser may seek to call the loan in time to vote the proxy or the Adviser may enter into an arrangement which ensures that the proxies for such material events may be voted as the Fund desires. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s Transfer Agent at 1-800-343-8959 and on the SEC’s website at www. sec.gov.

THE ADMINISTRATOR

The Fund has entered into Fund Accounting and Fund Administration Servicing Agreements with U.S. Bancorp Fund Services, LLC (“Administrator”), a Wisconsin limited liability company, whose address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Administrator performs the following services, among others, for the Fund: (1) acts as liaison among all Fund service providers; (2) supplies corporate secretarial services, office facilities, non-investment-related statistical and research data as needed, and assistance in preparing for, attending and administering shareholder meetings; (3) provides services to the Board such as establishing meeting agendas for all regular and special Board meetings, preparing Board reports based on financial and administrative data, evaluating independent accountants, monitoring fidelity bond and errors and omissions/director and officer liability coverage, recommending dividend declarations and capital gain distributions to the Board, preparing and distributing to appropriate parties notices announcing declarations of dividends and other distributions; (4) provides assistance and support in connection with audits; (5) prepares and updates documents, such as the Fund’s Declaration of Trust and by-laws, provides assistance in connection with routine regulatory examinations or investigations, coordinates all communications and data collection with regard to any regulatory examinations and yearly audits by independent accountants, maintains a general corporate and compliance calendar for the Fund, prepares, proposes and monitors the Fund budget, and develops or assists in developing guidelines and procedures to improve overall compliance by the Fund and its various agents; (6) monitors compliance of the Fund with regulatory requirements; (7) assists in the preparation of and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) provides assistance in financial reporting matters; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund. The Administrator’s minimum annual fee charged to the Fund for administration services is $25,000. The Administrator’s minimum annual fee charged to the Fund for accounting services is $25,000. For the year ended December 31, 2012, the Fund paid the Administrator a fee of $25,896 for fund administration services and $30,924 for fund accounting services.  The Fund also reimburses U.S. Bancorp for all out-of-pocket expenses.

Table of Contents - SAI

THE TRANSFER AGENT

The Fund has entered into a Transfer Agent Agreement with U.S. Bancorp Fund Services LLC (“U.S Bancorp”), whose address is 615 East Michigan Street, Milwaukee, WI 53202, to serve as transfer agent for the Fund. The transfer agent services provided by U.S. Bancorp include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders’ correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns. U.S. Bancorp’s minimum annual transfer agent fee is $15,000. For the fiscal year ended December 31, 2012, the Fund paid U.S. Bancorp transfer agent and shareholder servicing agent fees of $22,472.

CUSTODIAN

U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, acts as the Fund’s custodian. The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements. U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund pays to U.S. Bank a custodian fee, payable monthly, based on a percentage of the total value of the Fund’s net assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which fee varies depending on the nature of the transaction. For the fiscal year ended December 31, 2012, the Fund paid U.S. Bank a custodian fee of $4,017.

NET ASSET VALUE

The net asset value per share of the Fund will be determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open for business.  The Fund’s net asset value will be calculated by determining the aggregate value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding.  On holidays or other days when the NYSE is closed, the net asset value is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the values of the Fund’s assets may be affected, including if the Fund holds foreign securities that trade on foreign markets that are open.    In order for your purchase order to be processed at the Fund’s net asset value determined on a business day, the Fund (or an authorized financial intermediary) must receive your redemption request in good order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time).  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s net asset value determined on that business day.

Table of Contents - SAI

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security.  Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board of Trustees.  Exchange-traded options are typically valued at the higher of intrinsic value or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of intrinsic value and the mean of the bid and asked prices.  Investments in open-end investment companies are typically valued at their reported net asset values.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, the Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Fund’s Adviser acting pursuant to procedures adopted by the Board of Trustees.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Fund’s prospectus.)

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:  (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.  In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Table of Contents - SAI

TAXATION

(See “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Fund’s prospectus.)

The following is a summary of certain United States federal income tax considerations generally affecting the Fund and its shareholders, the Insurance Company separate accounts funding the Contracts. Reference should be made to the prospectus for the applicable Contract for more information regarding the federal income tax consequences to an owner of a Contract. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations thereunder and administrative and judicial interpretations thereof, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. The federal income tax discussion set forth below is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, and foreign tax aspects of an investment in a Fund.

The discussion below is generally based on the assumption that the Fund shares will be respected as owned by the Insurance Company separate accounts that invest in the Fund.  If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under applicable Code rules. Because the shareholders of the Fund will be Insurance Company separate accounts, no attempt is made herein to describe the federal tax considerations for other types of shareholders. Further, this discussion is not intended as a discussion of the federal income tax consequences of purchasing and owning Contracts.  For information concerning the federal income tax consequences to a holder of a Contract, please refer to the prospectus for the relevant Contract.

The Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” (a “RIC”) under Subchapter M of the Code.  In order to so qualify and elect, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

Table of Contents - SAI

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income.  In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

As a RIC, the Fund will generally not be subject to federal income tax on its net investment income and net realized capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders in accordance with the timing requirements imposed by the Code.  The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to any capital loss carryforwards).  Investment company taxable income (which is retained by a Fund) will be subject to tax at regular corporate rates.  A Fund may also retain for investment its net capital gain.  If the Fund were to fail to meet the income, diversification or distribution test applicable to RICs described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for treatment as a RIC.  Furthermore, if the Fund failed to qualify as a RIC for any taxable year, such failure could cause an Insurance Company separate account that invests in the Fund to fail to satisfy the separate diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. See the applicable Contract prospectus for more information.

Table of Contents - SAI

Amounts not distributed on a timely basis by RICs in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  This excise tax, however, is inapplicable to any RIC whose sole shareholders are separate accounts of life insurance companies funding variable contracts and certain other permitted investors. The Fund expects to be exempt from the excise tax pursuant to this provision.

The Fund intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts.  These requirements limit the percentage of its total assets used to fund variable contracts that an insurance company separate account may invest in any single investment.  Because Section 817(h) and those regulations treat the assets of a RIC owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that RIC, these regulations are imposed on the assets of the Fund in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, described above. Specifically, the regulations under Section 817(h) provide that, except as permitted by the “safe harbor” described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

Failure by the Fund to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements.  The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.  Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

Table of Contents - SAI

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts.  The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future.  If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account.  Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account.  For example, the IRS has blessed a separate account offering sub-accounts (each funded through a single RIC) with the following investment strategies:  money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets.  The Fund generally has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS guidance.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account.  Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of the Fund as described above, including retroactively.  In addition, there can be no assurance that the Fund will be able to continue to operate as currently described, or that the Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

The Fund may be subject to foreign withholding taxes on income from and dispositions of foreign securities; such taxes decrease the Fund’s yield on such securities.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders.  A Fund may make certain elections to avoid the imposition of that tax.  Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Table of Contents - SAI

A Fund’s transactions in derivative instruments (including options, futures, forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal income tax treatment of the Fund’s activities or to discuss state, local, foreign or other tax matters affecting the Fund. Shareholders and owners of Contracts are urged to consult their own tax advisors for more detailed information concerning tax implications of investments in the Fund.

ORGANIZATION AND CAPITALIZATION

General

The Fund is an open-end management investment company, established under the laws of the State of Delaware by a Declaration of Trust dated November 22, 2002. The Fund currently offers one series of shares to investors, The Merger Fund VL. The Fund is non-diversified and has its own investment objective and policies. The Fund may start another series and offer shares of a new fund at any time.

The Fund’s activities are supervised by its Trustees, who are elected by the Fund’s shareholders.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.  The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios.

As permitted by Delaware law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act.  Shares of the Fund’s common stock entitle their holders to one vote per share.  Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees.  Shareholders shall have no preemptive or other right to subscribe to any additional shares. Shares are transferable.  Each share represents an equal proportionate interest in the Fund.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

Table of Contents - SAI

The following entities each hold of record 5% or more of the Fund’s outstanding common stock as of April 1, 2013:

NAME AND ADDRESS	PERCENT HELD

Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6178	41.73%
Hartford Life Insurance Company PO Box 2999 Hartford, CT 06104-2999	36.58%
MetLife Insurance Company of Connecticut PO Box 990027 Hartford, CT 06199-0027	21.53%

Shareholder and Trustee Liability

The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance-company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) or MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company). However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”). This allows the Fund to sell shares to separate accounts funding Contracts and certain other permitted parties. The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors. Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund. Because of current federal securities law requirements, the Fund expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Table of Contents - SAI

PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of December 31, 2012.

Name of Portfolio Manager	Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Roy Behren	Registered Investment Companies	2	$4,631,647,745	1	$ 211,690,164
	Other Pooled Investment Vehicles	2	$107,833,185	2	$107,833,185
	Other Accounts	0	$0	0	$0
Michael T. Shannon	Registered Investment Companies	2	$4,631,647,745	1	$ 211,690,164
	Other Pooled Investment Vehicles	2	$107,833,185	2	$107,833,185
	Other Accounts	0	$0	0	$0

Mr. Behren and Mr. Shannon are the principal owners of the Adviser.

Each of Messrs. Behren and Shannon has entered into a service agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser. Their compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark. Because Mr. Behren and Mr. Shannon are members of the Adviser, their compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser. Pursuant to investment advisory agreements between the Adviser and the Fund, the Adviser is paid a fixed percentage of the net assets of the Fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage. For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

Table of Contents - SAI

The fact that Messrs. Behren and Shannon serve both as portfolio managers of the Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts could, in theory, create an incentive to favor such accounts. However, the Adviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Fund and the other accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund and the other accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer.

As of December 31, 2012, neither Mr. Behren nor Mr. Shannon beneficially owned any equity securities in the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Adviser may take the following factors, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size and complexity of the order; the broker-dealer’s order flow in the security to be traded; the broker-dealer’s willingness to commit capital to facilitate the transaction; the Adviser’s soft-dollar arrangements for brokerage and research; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Broker-dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Adviser’s overall responsibilities for accounts over which the Adviser exercises investment discretion.

In allocating portfolio brokerage, the Adviser may select broker-dealers who provide brokerage, research and other services that may be useful to other accounts over which the Adviser or its affiliate exercises investment discretion. Some of the services received as the result of Fund transactions may benefit accounts other than the Fund that generated the benefits. The Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such services because a substantial number of transactions were effected through broker-dealers which provide such services but which were selected principally because of their execution capabilities.

Table of Contents - SAI

When the Fund and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser and its affiliate may aggregate the orders.  As a result of the practice of bunching orders, the Adviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order.  The Adviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund paid brokerage commissions of approximately $56,678, $71,011 and $65,404, respectively. For the fiscal year ended December 31, 2012, the Fund paid brokerage commissions of $6,773 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 11.95% of the brokerage commissions paid by the Fund during the period.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. For the fiscal years ended December 31, 2012 and December 31, 2011, the Fund’s annual portfolio turnover rates were 268.78% and 272.58%, respectively.

The Fund may invest portions of its assets to seek short-term capital appreciation. The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, as its independent registered public accounting firm.

COUNSEL

The firm of Ropes & Gray LLP is counsel to the Fund.

Table of Contents - SAI

EXPERTS

The financial statements of the Fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, which serves as the Fund’s experts in accounting and auditing.  Such financial statements, including the notes thereto and the report of the Fund’s independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2012.

FINANCIAL STATEMENTS

The statement of assets and liabilities, including the schedules of investments, of options written and of securities sold short, as of December 31, 2012, the related statement of operations for the fiscal year ended December 31, 2012, statements of changes in net assets for the fiscal years ended December 31, 2012 and December 31, 2011, financial highlights, and notes to the financial statements and the independent registered public accounting firm’s report to the Trustees and shareholders of the Fund, dated February 28, 2013 (included in the Fund’s Annual Report) are incorporated herein by reference. A copy of the Fund’s Annual Report may be obtained without charge from U.S. Bancorp by calling 1-800-343-8959.

Table of Contents - SAI

APPENDIX A

Description of Moody’s and S&P’s Securities Ratings

The ratings of securities in which the Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Adviser may use the highest rating assigned by any agency.   The Adviser will not necessarily sell an investment if its rating is reduced.  The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Table of Contents - SAI

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--	Leading market positions in well-established industries.
--	High rates of return on funds employed.
--	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
--	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
--	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

Table of Contents - SAI

AA - An obligation rated AA differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Table of Contents - SAI

Notes

SP-1 -- Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

CLAIMS-PAYING ABILITY RATINGS

The Fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default.  The Fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Table of Contents - SAI

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

Secure claims-paying ability – AAA to BBB

Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis.  Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or “long-tail” policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer’s financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The ‘R’ rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Table of Contents - SAI

Notes:

NR = Not Rated.  The insurer is not rated by Standard & Poor’s. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-):  The ratings from ‘AA’ to ‘B’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Table of Contents - SAI

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Notes:

“+” or “-” may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

Table of Contents - SAI

THE MERGER FUND VL

PART C

OTHER INFORMATION

Item 28.  Exhibits.

(a)	Incorporation Documents

(i)	Certificate of Trust (1)

(ii)	Agreement and Declaration of Trust (1)

(b)	Bylaws (1)

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Agreement and Declaration of Trust.

(d)	Investment Advisory Agreement (9)

(e)	Underwriting Agreement — Not applicable.

(f)	Bonus or Profit Sharing Contracts — Not applicable.

(g)	Custody Agreement (2)

(h)	Other Material Contracts

(i)	Fund Administration Servicing Agreement (2)

(ii)	First Amendment to Fund Administration Servicing Agreement (9)

(iii)	Transfer Agent Servicing Agreement (2)

(iv)	Fund Accounting Servicing Agreement (6)

(v)	First Amendment to the Fund Accounting Servicing Agreement (9)

(vi)	Powers of Attorney (filed herewith)

(vii)	Expense Wavier and Reimbursement Agreement (filed herewith)

(viii)	Participation Agreement with Travelers Insurance Company (now known as Metropolitan Life Insurance Company of Connecticut) (4)

(ix)	Services Agreement with Ayco Services Agency, L.P. (3)

(x)	Participation Agreement with Hartford Life Insurance Company (5)

(xi)
Administrative Service Agreement, by and among the Fund, Westchester Capital Management, Inc., The Travelers Insurance Company (now known as Metropolitan Life Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now known as MetLife Life and Annuity Company of Connecticut) (7)

(xii)	Administrative Service Agreement, as amended, by and among the Fund, Westchester Capital Management, Inc. and Harford Life Insurance Company (7)

(xiii)	Participation Agreement with Jefferson National Life Insurance Company(8)

(xiv)	Administrative Service Agreement, by and among the Fund, Westchester Capital Management, Inc. and Jefferson National Life Insurance Company(8)

(xv)	Participation Agreement with AGL Life Assurance Company (9)

(xvi)	Participation Agreement with New York Life Insurance and Annuity Corporation (9)

(xvii)	Administrative Services Agreement, by and among the Fund, Westchester Capital Management, LLC and New York Life Insurance and Annuity Corporation (9)

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)	Omitted Financial Statements — Not applicable.

(l)	Agreement Relating to Initial Capital (2)

(m)	Rule 12b-1 Plan — Not applicable.

(n)	Rule 18f-3 Plan — Not applicable.

(o)	Reserved.

(p)	Codes of Ethics

(i)	Joint Code of Ethics of the Westchester Capital Management, LLC, Green & Smith Investment Management L.L.C., the Fund and The Merger Fund (filed herewith)

(1)	Previously filed with Registrant’s Registration Statement on Form N-1A with the Securities and Exchange Commission on January 10, 2003 and is incorporated by reference.

(2)	Previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 23, 2003.

(3)	Previously filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 22, 2004

(4)	Previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 9, 2003.

(5)	Previously filed with Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 23, 2005.

(6)	Previously filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 25, 2006.

(7)	Previously filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 18, 2007.

(8)	Previously filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 20, 2010.

(9)	Previously filed with Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 20, 2011.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

Westchester Capital Management, LLC serves as the investment adviser for the Registrant.  The list required by this Item 31 of officers and trustees of the investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the investment adviser and such officers and trustees during the past two years, is incorporated by reference to the Form ADV (SEC File No. 801-72002) filed by the investment adviser pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.  Principal Underwriter.

Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Adviser	Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595

Registrant’s Custodian	U.S. Bank, N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Item 34.  Management Services Not Discussed in Parts A or B.

Not applicable.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant, The Merger Fund VL, certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 16 under the Securities Act and Amendment No. 17 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of April, 2013.

The Merger Fund VL

By: /s/ Roy Behren
Roy Behren
Title: Co-President and Treasurer

By: /s/ Michael T. Shannon
Michael T. Shannon
Title: Co-President and Trustee

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 16 to The Merger Fund VL’s Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Roy Behren	Co-President; Treasurer	April 26, 2013
Roy Behren

/s/ Michael T. Shannon	Co-President; Trustee	April 26, 2013
Michael T. Shannon

James P. Logan, III*	Trustee	April 26, 2013
James P. Logan, III

	Trustee	April 26, 2013
Michael J. Downey

Barry Hamerling*	Trustee	April 26, 2013
Barry Hamerling

* By: /s/ Roy Behren
Roy Behren
Attorney-in-Fact**

**Pursuant to Powers of Attorney for each of James P. Logan, III and Barry Hamerling filed herewith as Exhibit (h)(vi).

Exhibit Index

Exhibit	Document
(h)(vi)	Powers of Attorney
(h)(vii)	Expense Waiver and Reimbursement Agreement
(j)	Consent of Independent Registered Public Accounting Firm
(p)(i)	Joint Code of Ethics of Westchester Capital Management, LLC, Green & Smith Investment Management L.L.C., the Fund and The Merger Fund